SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 24, 1999

                               PREMIER PARKS INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13703                 13-3995059
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

                           11501 Northeast Expressway
                          Oklahoma City, Oklahoma 73131
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code - (405) 475-2500

  (Former name or former address, if changed since last report): Not Applicable

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Item 5. Other Events

      On April 20, 1999, Premier Parks Inc. (the "Registrant") registered $1.0 billion of undesignated securities pursuant to a shelf registration statement on Form S-3 (File No. 333-76595) (the "Registration Statement"). The Registration Statement was declared effective by the Securities and Exchange Commission on May 7, 1999.

      On May 27, 1999, the Registrant announced that its two primary operating subsidiaries, Premier Parks Operations Inc. ("Premier Operations") and Six Flags Theme Parks Inc. ("SFTP"), had commenced tender offers to purchase up to an aggregate of $375.0 million of their outstanding senior notes. Concurrent with their respective tender offers, Premier Operations and SFTP have obtained consents to the adoption of certain proposed amendments to the indentures governing the tendered notes. On June 11, 1999, Premier Operations, SFTP and the United States Trust Company of New York, as trustee for the indentures governing the tendered notes, executed supplemental indentures effecting such proposed amendments. Upon consummation of the tender offers, the supplemental indentures will eliminate certain restrictive covenants and other provisions contained in such indentures.

      On June 18, 1999, the Registrant announced that it would finance the tender offers by its subsidiaries with the proceeds from the sale of a new issue of senior notes pursuant to the Registration Statement. On June 25, 1999, the Registrant filed a Prospectus Supplement to the Registration Statement, pursuant to Rule 424(b)(2), with respect to an offering of $430,000,000 principal amount of the Registrant's 9 3/4% Senior Notes due 2007, the proceeds of which would be used to fund the tender offers. The Bank of New York will serve as trustee for the indenture governing these new notes.

      As a condition to the consummation of the tender offers and the new note offering, each of Premier Operations' and SFTP's credit facilities have been amended to permit such subsidiaries to fund interest payments on the new notes.

      The Registrant is filing herewith the following exhibits in connection with its offering of the such 9 3/4% Senior Notes pursuant to the Registration Statement.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

         1.1 Underwriting Agreement dated June 24, 1999 among the Registrant and the several underwriters with respect to the sale of the Registrant's 9 3/4% Senior Notes due 2007.

         5.1 Opinion of Thelen Reid & Priest LLP as to the legality of the 9 3/4% Senior Notes.

         23.3     Consent of Thelen Reid & Priest LLP (included in Exhibit 5.1).

         25.1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York on Form T-1.

         99.1 Second Supplemental Indenture dated as of June 11, 1999, among Six Flags Theme Parks Inc., the subsidiary guarantors thereto and the United States Trust Company of New York, as trustee.

         99.2 Eighth Supplemental Indenture dated as of June 11, 1999, among Premier Parks Operations Inc., the subsidiary guarantors thereto and the United States Trust Company of New York, as trustee.

         99.3     Amendment No. 2, dated as of May 28, 1999, to the Credit
                  Agreement

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                  among Six Flags Theme Parks Inc., Six Flags Entertainment
                  Corporation, S.F. Holdings Inc., certain subsidiaries of Six Flags Theme Parks Inc., The Bank of New York and the lenders named therein.

         99.4 Amendment No. 3, dated as of May 28, 1999, to the Credit Agreement among Premier Parks Operations Inc., certain subsidiaries of Premier Parks Operations Inc., The Bank of New York and the lenders named therein.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PREMIER PARKS INC.


                                          By: /s/ James M. Coughlin
                                              ------------------------------
                                              Name: James M. Coughlin
                                              Title: Vice President

                                  Exhibit Index

Exhibit     Description
-------     -----------

1.1 Underwriting Agreement dated June 24, 1999 among the Registrant and the several underwriters with respect to the sale of the Registrant's 9 3/4% Senior Notes due 2007.

5.1 Opinion of Thelen Reid & Priest LLP as to the legality of the 9 3/4% Senior Notes.

23.3        Consent of Thelen Reid & Priest LLP (included in Exhibit 5.1).

25.1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York on Form T-1.

99.1 Second Supplemental Indenture dated as of June 11, 1999, among Six Flags Theme Parks Inc., the subsidiary guarantors thereto and the United States Trust Company of New York, as trustee.

99.2 Eighth Supplemental Indenture dated as of June 11, 1999, among Premier Parks Operations Inc., the subsidiary guarantors thereto and the United States Trust Company of New York, as trustee.

99.3 Amendment No. 2, dated as of May 28, 1999, to the Credit Agreement among Six Flags Theme Parks Inc., Six Flags Entertainment Corporation, S.F. Holdings Inc., certain subsidiaries of Six Flags Theme Parks Inc., The Bank of New York and the lenders named therein.

99.4 Amendment No. 3, dated as of May 28, 1999, to the Credit Agreement among Premier Parks Operations Inc., certain subsidiaries of Premier Parks Operations Inc., The Bank of New York and the lenders named therein.